CONFIDENTIAL TREATMENT REQUESTED

June 20, 1995


Dr. James R. McCormick
President & CEO
Hemlock Semiconductor Corporation
12334 Geddes Road
Hemlock, Michigan 48626

     RE: Agreement between Hemlock Semiconductor Corporation ("HSC") and MEMC Electronic Materials, Inc. ("MEMC") for the sale of Polycrystalline Silicon by HSC to MEMC dated December 27, 1994 (the "Agreement")

Dear Dr. McCormick:

This letter confirms our understanding to amend the Agreement as follows:

1.       Paragraph 1.2 is amended in its entirety to read as follows:

     1.2 Base Purchase Quantity for the calendar years 1995-2000 of this Agreement is as follows:

     Year                             Base Purchase Quantity
     ----                             ----------------------

     1995 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 1996 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 1997 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 1998 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 1999 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 2000 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC]

2.       Paragraph 1.3 is amended in its entirety to read as follows:

     1.3 The Base Unit Price for the Base Purchase Quantity for the calendar years 1995-2000 of this Agreement is as follows:

     Year                 Base Unit Price               Ceiling Price*
     ----                 ---------------               --------------

     1995 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 1996 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 1997 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 1998 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 1999 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 2000 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC]

*Provided the implicit price deflator of the GDP as calculated in section 6.4 does not exceed [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILE SEPARATELY WITH SEC]. The Adjusted Base unit price shall not exceed the ceiling price for the year indicated.

3.       Paragraph 1.5 is amended in its entirety to read as follows:

     1.5 "Specified Period" means the period from January 1, 1995 through and including December 31, 2000.

4.       Paragraph 1.8 is amended in its entirety as follows:

     1.8 Minimum Purchase Quantity for the calendar years 1995-2000 of this Agreement is as follows:

     Year               Base Purchase Quantity
     ----               ----------------------

     1995 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 1996 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 1997 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 1998 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 1999 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 2000 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC]

5.       Paragraph 3 is amended in its entirety to read as follows:

     3. TERM: This Agreement is effective commencing January 1, 1995 and shall continue until December 31, 2000. On or before December 31, 1997, the parties shall begin to negotiate in good faith the prices and other terms and conditions which shall apply after December 31, 2000. If the parties are unable to agree to revised prices and terms and conditions on or before December 31, 1998, then this Agreement shall terminate effective December 31, 2000. This Agreement supersedes the former supply agreement dated November 18, 1991.

6.       Paragraph 5.2 is amended in its entirety to read as follows:

     5.2 Supplier shall offer for sale to Customer [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] of the Contract Purchase Quantity if available but not less than [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] of the Contract Purchase Quantity and Customer shall be obligated to purchase the Minimum Purchase Quantity for the year. Furthermore, in each calendar quarter, Customer must purchase at least [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] of the Contract Purchase
Quantity and no more than [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] of the Contract Purchase Quantity. In any given year, upon Supplier's request, Customer will release Supplier from its obligation to offer to sell the material to the extent that Customer does not intend to purchase; and upon Customer's request, Supplier will release Customer from its obligation to purchase to the extent that there are other purchasers for the Material.

Other than as expressly set forth above, the Agreement shall remain in full force and effect.

If the foregoing is acceptable to you, please indicate your agreement on behalf of HSC by signing in the space provided below and returning one fully executed copy to me.

                                          Sincerely yours,
                                          MEMC Electronic Materials, Inc.

                                          By: /s/ Robert M. Sandfort
                                          Title:  President and Chief
                                                  Operating Officer

AGREED AND ACCEPTED TO:

Hemlock Semiconductor Corporation


By:  /s/ James R. McCormick
Title:  President